                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 18, 1998 on our audit of the financial statements of Synbiotics Europe SAS appearing on page 17 of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1997.


COOPERS & LYBRAND AUDIT

Lyons, France
September 9, 1998